UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

MAIDEN HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

131 Front Street, Hamilton HM12, Bermuda
(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01         Other Events.

On June 7, 2016, Maiden Holdings, Ltd. (the “Registrant”) entered into an Underwriting Agreement by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Registrant of up to $110,000,000 aggregate principal amount of its 6.625% Notes due 2046 (the “Notes”). The Notes will be issued pursuant to an Indenture, dated as of June 14, 2016, by and between the Registrant and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 14, 2016, by and among the Registrant and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File Nos. 333-207904 and 333-207904-01), previously filed by the Registrant and Maiden Holdings North America, Ltd. with the Securities and Exchange Commission under the Act.

Item 9.01         Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 7, 2016, by and among Maiden Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Indenture for Debt Securities by and between Maiden Holdings, Ltd. and Wilmington Trust, National Association, as trustee*

4.2	First Supplemental Indenture, dated June 14, 2016, by and between Maiden Holdings, Ltd. and Wilmington Trust, National Association, as trustee

4.3	Form of 6.625% Notes due 2046 (included in Exhibit 4.2)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

99.1	Press Release dated June 7, 2016

99.2	Press Release dated June 14, 2016

* Incorporated by reference to Exhibit 4.10 of Post-Effective Amendment No. 1 to the Registration Statement of Maiden Holdings, Ltd. and Maiden Holdings North America, Ltd. on Form S-3 (File Nos. 333-207904 and 333-207904-01), filed with the SEC on June 7, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAIDEN HOLDINGS, LTD.

Date: June 14, 2016	By:	/s/ Lawrence F. Metz
Lawrence F. Metz Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 7, 2016, by and among Maiden Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Indenture for Debt Securities by and between Maiden Holdings, Ltd. and Wilmington Trust, National Association, as trustee*

4.2	First Supplemental Indenture, dated June 14, 2016, by and between Maiden Holdings, Ltd. and Wilmington Trust, National Association, as trustee

4.3	Form of 6.625% Notes due 2046 (included in Exhibit 4.2)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

99.1	Press Release dated June 7, 2016

99.2	Press Release dated June 14, 2016

* Incorporated by reference to Exhibit 4.10 of Post-Effective Amendment No. 1 to the Registration Statement of Maiden Holdings, Ltd. and Maiden Holdings North America, Ltd. on Form S-3 (File Nos. 333-207904 and 333-207904-01), filed with the SEC on June 7, 2016.